                                                                    EXHIBIT 10.5


                                 REVOLVING NOTE
                                 --------------




                                                                     Dated as of
Up to $800,000.00                                                January 1, 1998

         Affiliated Networks, Inc., a Florida corporation (the "BORROWER"), for value received, unconditionally promises to pay on demand to the order of DAS Consulting, Inc., a Florida corporation (the "LENDER"), the principal sum of Eight Hundred Thousand Dollars ($800,000.00) (the "MAXIMUM LOAN AMOUNT") or, if less, the aggregate unpaid principal amount of all revolving loans made from time to time under this Revolving Note to the Borrower, in each case, together with the then outstanding interest on the principal amount, which interest shall accrue at the rate of two and one-half percent (2.5%) over the prime rate per annum on the borrowed amount. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days and twelve - 30 day months. Payment of both principal and interest are to be made in lawful currency of the United States of America in immediately available funds. Subject to the Maximum Loan Amount, to the extent that the Borrower has repaid any principal amount at any time, such amount shall again be available for borrowing hereunder.

         In the event that: (i) the Borrower files a petition in bankruptcy or a petition seeking reorganization in a case or proceeding under any applicable bankruptcy, insolvency or similar law providing for the liquidation, reorganization or winding-up of corporations, or (ii) David Schwedel ceases to be employed by the Borrower, then all amounts of principal and interest shall be immediately due and payable in the manner specified herein and this Revolving Note shall automatically terminate.

         The Borrower agrees to pay (i) all expenses, including reasonable attorneys' fees and expenses, incurred by the holder of this Revolving Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise, and (ii) to reimburse the Lender for any and all Florida state taxes, recurring or otherwise, incurred in connection with this Revolving Note and the obligations set forth herein.

         This Revolving Note is governed by the laws of the State of Florida.

         IN WITNESS WHEREOF, the Borrower has caused this Revolving Note to be executed and delivered in the county of Fulton, in the State of Georgia as of the date hereof.

                                              AFFILIATED NETWORKS, INC.



                                              By:  /s/ David Schwedel
                                                  ------------------------------
                                              Name:   David Schwedel
                                                    ----------------------------
                                              Title:  President
                                                     ---------------------------

STATE OF   Georgia         )
         ------------------
                           ) SS:
COUNTY OF  Fulton          )
         ------------------


                  The foregoing instrument was acknowledged before me this 15th day of March, 1999, by David Schwedel, who is personally known to me or has produced a driver's license as identification.


                                             /s/  William E. Cass
                                        -----------------------------------
                                        Printed Name:  William E. Cass
                                                     ----------------------
                                        Notary Public

My Commission Expires:

                                                  [NOTARY STAMP]


Notary Public, Fulton County, Georgia
My Commission Expires Jan. 4, 20__ (illegible date)























                                      -2-